UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 32001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (307) 699-9371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2024, Brand Engagement Network Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”), pursuant to which the Company will issue and sell to the Purchasers an aggregate of 1,980,000 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at a price per share of $2.50 (the “Shares”) and an aggregate of 3,960,000 warrants to purchase Common Stock, which shall be divided into two tranches consisting of (i) 1,980,000 Warrants immediately exercisable for a term of one year from (the “One-Year Warrants”) and (ii) 1,980,000 Warrants immediately exercisable for a term of five years (the “Five-Year Warrants,” together with the One-Year Warrants, the “Warrants” and such shares underlying the Warrants, the “Warrant Shares” and together with the Shares and the Warrants, the “Securities”)), each with an exercise price of $2.50 per share, subject to customary adjustments, for an aggregate purchase price of $4,950,000 (collectively, the “Financing”). The Warrants are currently exercisable for 3,960,000 Warrant Shares.

On May 30, 2024 (the “Initial Closing Date”), the Company will issue to the Purchasers an aggregate of 200,000 Shares and 400,000 Warrants (consisting of 200,000 One-Year Warrants and 200,000 Five-Year Warrants) and the Purchasers shall pay to the Company an aggregate of $500,000. Additionally, the Company will issue the remaining 1,780,000 Shares and 3,560,00 Warrants to an escrow account (the “Share Escrow Account”) on the books of the Company’s transfer agent. Following the Initial Closing Date, the Purchaser shall be required to pay to the Company monthly cash installments (each, a Required Funding”) in the amounts and on the dates (each, a “Funding Deadline”) set forth below. For every $2.50 paid to the Company, the Company will release one Share and two Warrants from the Share Escrow Account to the Purchasers.

Required Funding	Funding Deadline
$800,000	June 27, 2024
$800,000	July 29, 2024
$800,000	August 29, 2024
$1,300,000	September 27, 2024
$750,000	October 29, 2024

In the event a Purchaser fails to make its portion of any Required Funding by the Funding Deadline, the entirety of such Purchaser’s commitment under the Purchase Agreement shall become immediately due and payable. For so long as the Purchasers continue to make all Required Fundings by their respective Funding Deadlines, the Purchasers shall be entitled to designate one non-voting observer (the “Observer”) to attend meetings of the Company’s board of directors (the “Board”). Upon funding to the Company the aggregate purchase price of $4,950,000, the Purchasers shall be entitled to designate the Observer as a voting member of the Company’s Board.

The Company has agreed to make commercially reasonable efforts to file a Registration Statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares and the Warrant Shares within 20 days of the execution of the Purchase Agreement and will take commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible thereafter. The Purchase Agreement contains representations and warranties of the Company and the Purchasers that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

The Securities were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

In connection with the Financing, on May 28, 2024, the Company also entered into that certain Letter Agreement to Exercise Warrants with certain of the Purchasers (the “Required Warrant Parties”) (the “Warrant Exercise Agreement”). In the event the Company uses commercially reasonable efforts to raise an additional $3,250,000 (not including amounts raised under the Purchase Agreement) in additional capital but is unable to do so by October 31, 2024 (the “Exercise Condition”), the Required Warrant Parties shall be required to exercise for cash certain of their Warrants on a monthly basis in the amounts and on the dates set forth below.

Number of Warrants	Date
100,000	October 31, 2024
300,000	November 30, 2024
300,000	December 31, 2024
300,000	January 31, 2025
300,000	February 28, 2025

In consideration for each Warrant held by a Required Warrant Party so exercised, the Company shall issue to such Required Warrant Party one new One-Year Warrant and one new Five-Year Warrant with an exercise price of $2.50.

The foregoing summaries of the Purchase Agreement and the Warrant Exercise Agreement are not complete and are qualified in its entirety by reference to the full text of the form of the Purchase Agreement and the Warrant Exercise Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (the “Report”).

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Report in relation to the Financing Shares and the Warrants is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, the Board appointed Paul Chang, the Company’s Global President, as the Co-Chief Executive Officer of the Company, effective immediately, with full power and authority of a Chief Executive Officer as prescribed in the Bylaws of the Company, to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation, or removal, and concurrently with such appointment, Mr. Michael Zacharski, who currently serves as the Company’s Chief Executive Officer, will become Co-Chief Executive Officer.

Mr. Chang, age 57, has served as the Company’s Global President since the Company’s business combination with DHC Acquisition Corp., a Delaware corporation. Mr. Chang joined the Company in May 2021 as an advisor to the Company. Prior to joining the Company, Mr. Chang served in various capacities with IBM Corporation since November 2004, most recently acting as Cognitive Solutions and Advanced Analytics SME from January 2015 to February 2017, as Global Blockchain Industry Leader for the Distribution and Industrial Sectors from February 2017 to March 2022 and as Global OEM Technology GTM Lead from March 2022 to May 2023. Mr. Chang earned his Bachelor of Science from Carnegie Mellon University.

There will be no change in compensation for Mr. Chang. There are no arrangements or understandings between Mr. Chang and any other persons pursuant to which he was selected to serve as the Company’s Co-Chief Executive Officer. There is no family relationship between Mr. Chang and any director or executive officer of the Company. Other information regarding Mr. Chang required by Item 404(a) of Regulation S-K was previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 14, 2024, such information is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 29, 2024, the Company issued a press release announcing the Financing and the appointment of Mr. Chang as Co-Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Report. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information included under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated May 28, 2024, by and between the Company and certain purchasers identified on the signature pages thereto.
10.2	Letter Agreement to Exercise Warrants, dated May 28, 2024, by and between the Company and certain purchasers identified on the signature pages thereto.
99.1	Press Release of Brand Engagement Network Inc. issued May 29, 2024 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Co-Chief Executive Officer

Dated: May 29, 2024